 Capital Southwest CorporationQ4 2016 Earnings Presentation  5400 Lyndon B. Johnson Freeway, Suite 1300 | Dallas, Texas 75240 | 214.238.5700 | capitalsouthwest.com  June 8, 2016

 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 relating to, among other things the business, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, and future market demand. Any statements preceded or followed by or that include the words "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof, or any other statements that are not historical statements are forward-looking statements. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. In light of these risks, uncertainties, assumptions, and other factors inherent in forward-looking statements, actual results may differ materially from those discussed in this presentation. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or achievements. For a further discussion of these and other risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K for the fiscal year ended March 31, 2015 and its subsequent filings with the Securities and Exchange Commission. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Capital Southwest does not assume any obligation revise or to update these forward-looking statements to reflect any new information, subsequent events or circumstances, or otherwise, except as may be required by law.  Forward-Looking Statements

 Bowen S. DiehlPresident and Chief Executive OfficerMichael S. SarnerChief Financial OfficerChris RehbergerVP Finance / Treasurer  Conference Call Participants

 CSWC has refocused its investment strategy to become a lender to middle-market companies across the capital structureCSWC was formed in 1961, and became a BDC in 1988Publicly-traded on Nasdaq under CSWC tickerInternally-managed BDC with RIC status for tax purposesManagement transition over the last two years has resulted in a new Chairman, CEO, CFO, and credit teamIn December 2014, announced split into two separate companies with spin-off of industrial growth company (“CSW Industrials”; Nasdaq: CSWI) which was completed September 30th, 2015Over the past 18 months, CSWC has made significant strides towards rotating its investment portfolio from equity to credit  CSWC Company Overview

Portfolio Rotation Focused on Credit

- Since June 2014, CSWC has made significant strides towards rotating its investment assets from equity to credit
  - Exited 21 legacy portfolio companies for $222 MM in proceeds
  - Invested $91 MM in 17 middle-market credit investments
  - Invested $100 MM in 24 credits within I-45 Senior Loan Fund ("I-45"), a joint venture with Main Street Capital
- Below is a depiction of the asset rotation of the CSWC portfolio, excluding the businesses that were spun-off as CSW Industrials

6/30/2014 (excl. CSWI Companies)

1% of Total Assets Generating Recurring Income



Non-Yielding Equity Assets, 77%
Cash, 23%
Debt Assets, 1%

3/31/2016 Investable Assets

59% of Total Assets Generating Recurring Income



Yielding Equity Assets 12%
I-45 13%
Cash 35%
Debt Assets 34%
Non-Yielding Equity Assets 6%

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 Q4 2016 Portfolio Originations  In Thousands

 Portfolio Mix as of 3/31/16 at Fair Value  Current Investment Portfolio (By Type)  Current Investment Portfolio (By Industry)  For the quarter ended 3/31/16, increased Investment Portfolio to $178 MM from $135 MM; On Balance Sheet Loan Portfolio increased to $93 MM from $61 MM

 I-45 Senior Loan Fund Portfolio  Current I-45 Portfolio (By Type)  Current I-45 Portfolio (By Industry)  Invested $8 MM additional equity to fund I-45 loan portfolio growth to $100 MM

Q4 2016 Highlights

Financial Highlights

- Grew investment portfolio to $178 MM from $135 MM
- Q4 2016 Pre-Tax Net Investment Income of $708 K or $0.04 per weighted average diluted share
- Paid quarterly dividend of $0.04 per share
- No non-accruals or watch list companies within debt investment portfolio
- $96 MM in cash available for investment activity

Key Updates

- Declared $0.06 dividend per share for Q1 2017
- Continue to ramp I-45 Senior Loan Fund
    - I-45 distributed $1.1 MM dividend to CSWC during the quarter
    - Increased Deutsche Bank Credit Facility to $100 MM from $75 MM
- Exited Freedom Truck Finance loan, generating a 14.3% IRR

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Key Highlights

	Quarter Ended 9/30/2015	Quarter Ended 12/31/2015	Quarter Ended 3/31/2016
Financial Highlights			
Pre-Tax Net Investment Income / (Loss) Per Wtd. Avg. Diluted Share	($0.59)	($0.04)	$0.04
Dividends Per Share	$0.00	$0.00	$0.04
NAV Per Share	$17.68	$17.22	$17.34
Cash & Cash Equivalents	$184,111	$143,680	$95,969
Debt to Equity	0.0x	0.0x	0.0x
Shares Outstanding	15,583	15,725	15,726
Weighted Average Shares Outstanding (Diluted)	15,680	15,751	15,795
Portfolio Statistics			
Fair Value of Debt Investments	$45,115	$60,929	$92,832
Average Debt Investment Hold Size	$5,013	$5,077	$5,157
Fair Value of Debt Investments as a % of Cost	100%	100%	99%
% of Debt Portfolio on Non-Accrual (at Fair Value)	0.3%	0.0%	0.0%
Weighted Average Investment Rating[1]	N/A	2.0	2.0
Weighted Average Yield on Debt Investments	10.11%	10.31%	10.67%
Total Fair Value of Portfolio Investments	$93,339	$134,935	$178,436
Weighted Average Yield on all Portfolio Investments	4.37%	10.82%	9.46%
Investment Mix (Debt vs. Equity)[2]	47% / 53%	57% / 43%	65% / 35%
Investment Mix (Yielding vs. Non-Yielding)	80% / 20%	89% / 11%	90% / 10%

[1] CSWC utilizes an internal 1 - 4 investment rating system in which 1 represents material outperformance and 4 represents material underperformance. All new investments are initially set to 2.

[2] Excludes CSWC equity investment in I-45 Senior Loan Fund

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Balance Sheet Highlights   (In Thousands, except per share amounts)  Quarter Ended 9/30/2015  Quarter Ended 12/31/2015  Quarter Ended 3/31/2016   Assets            Portfolio Investments  $93,339  $134,935  $178,436   Cash & Cash Equivalents  $184,111  $143,680  $95,969   Deferred Tax Asset  $1,649  $1,544  $2,342   Other Assets  $6,551  $6,421  $7,746   Total Assets  $285,650  $286,580  $284,493               Liabilities            Payable for Unsettled Transaction  $0  $4,850  $3,940   Income Tax Payable  $0  $2,948  $0   Other Liabilities  $10,059  $7,997  $7,918   Total Liabilities  $10,059  $15,795  $11,858               Shareholders Equity            Net Asset Value  $275,591  $270,785  $272,635               Shares Outstanding at Period End  15,583  15,725  15,726   NAV per Share  $17.68  $17.22  $17.34   Debt to Equity  0.0x   0.0x   0.0x

 Income Statement Highlights   (In Thousands, except per share amounts)  Quarter Ended 9/30/15  Quarter Ended 12/31/15  Quarter Ended 3/31/16   Investment Income            Interest Income  $945   $1,415   $2,110    Dividend Income  $0   $1,612   $1,578    Fees and Other Income  $133   $280   $123    Total Investment Income  $1,078   $3,307   $3,811                Expenses            Cash Compensation  $3,411   $1,675   $1,403    Share Based Compensation  $370   $195   $257    General & Administrative  $1,070   $1,354   $1,192    Spin-off Related Expenses  $5,474   $710   $251    Total Expenses  $10,325   $3,934   $3,103                Pre-Tax Net Investment Income / (Loss)  ($9,247)  ($627)  $708                Taxes and Gain / (Loss)            Income Tax Benefit (Expense)  ($88)  $607   $788    Net realized gain (loss) on investments   ($3,396)  ($8,170)  $12    Net increase (decrease) in unrealized appreciation of investments  $3,783   $7,060   $1,001    Net increase (decrease) in net assets resulting from operations  ($8,948)  ($1,130)  $2,509                Weighted Average Shares Outstanding  15,680   15,751   15,795    Pre-Tax Net Investment Income Per Weighted Average Share  ($0.59)  ($0.04)  $0.04    Dividends Per Share  $0.00   $0.00   $0.04

 Investment Income Detail  Constructing a portfolio of investments with recurring cash yield   (In Thousands)  Quarter Ended 9/30/2015  Quarter Ended 12/31/2015  Quarter Ended 3/31/2016   Investment Income Breakdown                        Cash Interest  $930   $1,392   $2,063    Cash Dividends  $0   $1,612   $1,578    Management Fees  $133   $275   $115    Amortization of purchase discounts and fees  $15   $23   $47    Other Income (non-recurring)  $0   $5   $8    Total Investment Income  $1,078   $3,307   $3,811                Key Metrics                        Cash Income as a % of Investment Income  98.6%  99.3%  98.8%   % of Total Investment Income that is Recurring  100.0%  99.8%  99.8%

 Interest Rate Sensitivity  Debt Portfolio Composition  Impact of Base Rate Changes on Net Investment Income  Note: Illustrative change in NII is based on a projection of our existing debt investments as of 3/31/16, adjusted only for changes in Base Rates. The results of this analysis include the I-45 Senior Loan Fund, which is comprised of 100% floating rate assets and liabilities.  Change in Base Interest Rates  Illustrative NII Change ($'s)  Illustrative NII Change (Per Share)           50 bps  $43,267   $0.00   100bps  $598,027   $0.04   150bps  $1,185,873   $0.08   200bps  $1,773,720   $0.11

 Corporate Information  Board of Directors    Senior Management    Fiscal Year End  Inside Directors           March 31  Joseph B. Armes     Bowen S. Diehl       Bowen S. Diehl     President & Chief Executive Officer     Independent Auditor             Grant Thornton Dallas, TX  Independent Directors     Michael S. Sarner       John H. Wilson     Chief Financial Officer, Secretary & Treasurer       William R. Thomas              T. Duane Morgan           Corporate Counsel  David R. Brooks     Investor Relations     Thompson & Knight / Jones Day Dallas, TX  Jack D. Furst     Michael S. Sarner             Capital Southwest       Corporate Offices & Website     214-884-3829       5400 LBJ Freeway     msarner@capitalsouthwest.com     Transfer Agent  13th Floor           American Stock Transfer & Trust Company, LLC  Dallas, TX 75240     Securities Listing     800-937-5449  http://www.capitalsouthwest.com     NASDAQ: CSWC     www.amstock.com